                                                                     EXHIBIT 2.2



                    PREFERENCE FORM AND LETTER OF TRANSMITTAL
        TO ACCOMPANY CERTIFICATE(S) REPRESENTING SHARES OF COMMON STOCK,
                          PAR VALUE $.001 PER SHARE, OF
                LONG BEACH FINANCIAL CORPORATION TO BE EXCHANGED
                FOR CASH AND/OR SHARES OF WASHINGTON MUTUAL, INC.

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
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                           DELIVER TO EXCHANGE AGENT:
BY REGISTERED MAIL                BY OVERNIGHT DELIVERY           BY HAND DELIVERY
CHASEMELLON SHAREHOLDER SERVICES  CHASEMELLON SHAREHOLDER         CHASEMELLON SHAREHOLDER
ATTENTION:  REORGANIZATION DEPT.  SERVICES                        SERVICES
P.O. BOX 3301                     ATTENTION:  REORGANIZATION      ATTENTION:  REORGANIZATION
SOUTH HACKENSACK, NJ  07606       DEPT.                           DEPT.
                                  85 CHALLENGER ROAD              120 BROADWAY, 13TH FLOOR
                                  RIDGEFIELD PARK, NJ  07660      NEW YORK, NY  10271
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

                     REQUESTS FOR ASSISTANCE: 1-800-566-9061

                 DELIVERY TO AN ADDRESS OTHER THAN NOTED ABOVE
                     DOES NOT CONSTITUTE A VALID DELIVERY.

The undersigned hereby delivers to you certificate(s) formerly representing Common Stock, ("Common Stock"), of Long Beach Financial Corporation ("Long Beach"), in accordance with the terms of the Agreement and Plan of Merger (the "Merger Agreement") by which Long Beach will merge (the "Merger") with and into Washington Mutual, Inc. ("WM").

The Long Beach certificate(s) are presented for the right to receive either: (i) cash in the amount of $15.50 per share (the "Merger Consideration") or (ii) a number of shares of Washington Mutual Common Stock, ("WM Stock") subject to the preference indicated and the limitations described below. The number of shares of WM stock issuable for each share of Long Beach represented by such certificate(s) will be determined by dividing the Merger Consideration by the average of the daily closing sale prices for a share of the WM Stock on the New York Stock Exchange for the five consecutive trading days beginning on the eighth trading day before the merger effective date (the "Market Value"). Cash will be paid in lieu of any fractional share of WM Stock which, under the terms of the Agreement and Plan of Merger, is to be distributed by the Exchange Agent after surrender of such certificates. The value of such fractional share will be equal to the Market Value per share.

This Preference Form and Letter of Transmittal must be completed by Long Beach stockholders who wish to indicate a preference as to the form of Merger Consideration they will receive upon conversion of their shares of Common Stock in the Merger. Any Long Beach shares for which a preference is not properly indicated will be converted into WM Stock. ACCORDINGLY, LONG BEACH STOCKHOLDERS DO NOT NEED TO COMPLETE THIS PREFERENCE FORM AND LETTER OF TRANSMITTAL IF THEY WOULD LIKE TO RECEIVE WM STOCK IN THE MERGER. The Exchange Agent will mail a form of letter of transmittal and instructions for delivering Long Beach certificates as soon as practicable after the effective date of the merger to any Long Beach stockholder who does not complete this Preference Form and Letter of Transmittal and deliver their Long Beach certificate(s) at this time.

                             STATEMENT OF PREFERENCE

FOR A PREFERENCE TO BE EFFECTIVE, THE EXCHANGE AGENT MUST RECEIVE (1) THIS PREFERENCE FORM AND LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND (2) EITHER THE CERTIFICATE(S) REPRESENTING SHARES OF LONG BEACH COMMON STOCK AS TO WHICH A PREFERENCE IS BEING INDICATED OR AN AFFIDAVIT AND INDEMNIFICATION REGARDING THE LOSS, THEFT OR DESTRUCTION OF SUCH CERTIFICATE(S) REASONABLY ACCEPTABLE TO WASHINGTON MUTUAL IN ACCORDANCE WITH INSTRUCTION 1, PRIOR TO 5:00 P.M., PACIFIC TIME, ON SEPTEMBER 10, 1999 (THE "PREFERENCE DEADLINE").

Long Beach stockholders may indicate a preference to receive only shares of WM Stock (a "Stock Preference"), only cash (a "Cash Preference"), or a combination of cash and shares of WM Stock (a "Mixed Preference") in exchange for their shares of Common Stock, in each case subject to the allocation and proration procedures set forth in the Merger Agreement.

The undersigned stockholder(s) understands that the stockholder's preference is subject to: (i) the Instructions attached to this Preference Form and Letter of Transmittal and (ii) certain terms, conditions and limitations that have been set forth in the Merger Agreement included as Appendix A to, and described in, the enclosed prospectus. These limitations include the requirement that no more than 48% of the aggregate merger consideration be paid in cash. The filing of this Preference Form and Letter of Transmittal with the Exchange Agent will constitute acknowledgment of the undersigned's receipt of the prospectus. The amount of cash and/or the number of shares of WM Stock that a Long Beach stockholder will receive will depend on (i) the stated preferences of all other Long Beach stockholders and (ii) the allocation and proration procedures to be applied under the Merger Agreement if the aggregate number of shares covered by Cash Preferences exceeds 48% of the aggregate merger consideration. AS A RESULT, THE UNDERSIGNED STOCKHOLDER(S) UNDERSTANDS THAT HE OR SHE MAY NOT RECEIVE THE EXACT CONSIDERATION ELECTED IN THIS PREFERENCE FORM AND LETTER OF TRANSMITTAL AND WILL NOT KNOW THE EXACT COMPOSITION OF THE MERGER CONSIDERATION PAID FOR HIS OR HER SHARES OF LONG BEACH COMMON STOCK UNTIL RECEIPT OF THE MERGER CONSIDERATION PAYABLE TO HIM OR HER.

THE UNDERSIGNED STOCKHOLDER(S) UNDERSTANDS THAT SINCE THE NUMBER OF SHARES OF WM STOCK TO BE EXCHANGED FOR EACH SHARE OF LONG BEACH COMMON STOCK IS TO BE DETERMINED BY REFERENCE TO THE MARKET VALUE OF THE WM STOCK PRIOR TO THE EFFECTIVE TIME OF THE MERGER, LONG BEACH STOCKHOLDERS WILL NOT KNOW THE ACTUAL NUMBER OF SHARES THEY WILL RECEIVE IF THEY INDICATE A STOCK PREFERENCE OR MIXED PREFERENCE UNTIL IMMEDIATELY PRIOR TO THE MERGER.

THIS PREFERENCE IS IRREVOCABLE AND BINDING ON THE HOLDER AND MAY NOT BE CHANGED BY THE HOLDER IN ANY MANNER AFTER SUBMITTED.


Check the appropriate box below to indicate a Cash Preference or a Mixed
Preference (each as defined above). FAILURE TO CHECK EITHER BOX WILL BE
CONSIDERED A STOCK PREFERENCE.

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PREFERENCE - CHECK ONE BOX

[ ]  Cash Preference for all Long Beach shares

[ ]  Mixed Preference--complete the following:
            Total Shares Owned: ________
            Number of Shares to be Exchanged for WM Stock:  _______
            Number of Shares to be Exchanged for Cash:_______

NOTE: This form does not need to be returned to elect a stock preference for all Long Beach shares.

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                             CERTIFICATES ENCLOSED*

ALL OWNERS SUBMITTING THIS FORM MUST COMPLETE ITEMS A, D AND SUBSTITUTE FORM W-9

ITEM A
*IF ANY/ALL STOCK CERTIFICATES ARE LOST/MISSING, CAREFULLY READ INSTRUCTION 2.

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
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Name and Address of Registered Owner(s)           Certificate Number(s)        Number of Shares
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

                                                  -----------------------------------------------

                                                  -----------------------------------------------

                                                  -----------------------------------------------

                                                  -----------------------------------------------

                                                  -----------------------------------------------

                                                  -----------------------------------------------

                                                  -----------------------------------------------
(Indicate address change above. See                             Total shares:
instruction 2.)
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

ITEM B                                            ITEM C
------------------------------------------------- -----------------------------------------------
SPECIAL PAYMENT INSTRUCTIONS                      SPECIAL DELIVERY INSTRUCTIONS
TO BE COMPLETED ONLY IF THE CHECK AND/OR WM       TO BE COMPLETED ONLY IF THE CHECK AND/OR WM
STOCK CERTIFICATE IS TO BE REGISTERED IN THE      STOCK CERTIFICATE IS TO BE DELIVERED TO AN
NAME(S) OF SOMEONE OTHER THAN THE REGISTERED      ADDRESS OTHER THAN THAT IN ITEM A. SEE
OWNER(S) LISTED IN ITEM A.                        INSTRUCTION 3.

ISSUE TO:                                         MAIL TO:*
------------------------------------------------- -----------------------------------------------
               PRINT OR TYPE NAME                               PRINT OR TYPE NAME


------------------------------------------------- -----------------------------------------------
               PRINT OR TYPE NAME                                 STREET ADDRESS


------------------------------------------------- -----------------------------------------------
                 STREET ADDRESS                              CITY, STATE AND ZIP CODE
                                                  -----------------------------------------------
                                                  *THIS IS A ONE-TIME ONLY ADDRESS FOR DELIVERY
                                                  OF CERTIFICATE(S) AND WILL NOT BE USED AS THE
                                                  ADDRESS OF RECORD.
-------------------------------------------------
            CITY, STATE AND ZIP CODE


-------------------------------------------------
                TAX I.D. NUMBER
-------------------------------------------------


ITEM D                                            ITEM E
------------------------------------------------- -----------------------------------------------
SIGN HERE (All registered owners must sign)       SIGNATURE GUARANTEE
THE SIGNATURE(S) ON THIS LETTER OF TRANSMITTAL    IF THE WM STOCK CERTIFICATE IS TO BE REGISTERED
MUST CORRESPOND EXACTLY WITH THE NAMES) OF THE    IN THE NAME(S) OF SOMEONE OTHER THAN THE
REGISTERED OWNER(S) OF THE WM STOCK CERTIFICATE.  REGISTERED OWNERS IN ITEM A, YOUR SIGNATURE
REFER TO INSTRUCTION 4 IF THIS EXCHANGE IS        MUST BE MEDALLION GUARANTEED BY AN ELIGIBLE
PRESENTED BY AN ESTATE ADMINISTRATOR OR TRUSTEE.  FINANCIAL INSTITUTION. SEE INSTRUCTION 6.
REFER TO INSTRUCTION 5, IF THIS EXCHANGE IS
PRESENTED BY AN HEIR OR SURVIVING JOINT TENANT.

------------------------------------------------- -----------------------------------------------
                                                      FOR USE BY FINANCIAL INSTITUTION ONLY.
                                                    PLACE MEDALLION GUARANTEE IN SPACE BELOW.

-------------------------------------------------
             SIGNATURE OF OWNER(S)


-------------------------------------------------
             SIGNATURE OF OWNER(S)


-------------------------------------------------
        PHONE NUMBER (INCLUDE AREA CODE)
------------------------------------------------- -----------------------------------------------

                            IMPORTANT TAX INFORMATION

PLEASE PROVIDE YOUR SOCIAL SECURITY OR OTHER TAX IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY BY SIGNING THE SUBSTITUTE FORM W-9 THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO, THE EXCHANGE AGENT IS REQUIRED TO WITHHOLD 31% FROM YOUR PAYMENT FOR FEDERAL INCOME TAX.

ITEM F                          PAYER:  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
--------------------------------------------------------------------------------
                               SUBSTITUTE FORM W-9
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PLEASE PROVIDE THE TAXPAYER IDENTIFICATION           SOCIAL SECURITY NUMBER:
NUMBER ("TIN") OF THE PERSON SUBMITTING THIS
LETTER OF TRANSMITTAL IN THE BOX AT RIGHT AND
CERTIFY BY SIGNING AND DATING BELOW.  SEE         ------------------------------
INSTRUCTION 7 BELOW.
--------------------------------------------------------------------------------

CERTIFICATION - UNDER PENALTIES OF PERJURY, THE UNDERSIGNED CERTIFIES THE
FOLLOWING: (1) THE TIN SHOWN ABOVE IS THE CORRECT TIN OF THE PERSON WHO IS SUBMITTING THIS LETTER OF TRANSMITTAL AND WHO IS REQUIRED BY LAW TO PROVIDE SUCH TIN, OR SUCH PERSON IS WAITING FOR A TIN TO BE ISSUED, AND (2) THE PERSON WHO IS SUBMITTING THIS LETTER OF TRANSMITTAL AND WHO IS REQUIRED BY LAW TO PROVIDE SUCH TIN IS NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE SUCH PERSON HAS NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS") THAT SUCH PERSON IS SUBJECT TO BACKUP WITHHOLDING, OR BECAUSE THE IRS HAS NOTIFIED SUCH PERSON THAT HE OR SHE IS NO LONGER SUBJECT TO BACKUP WITHHOLDING, OR BECAUSE SUCH PERSON IS AN EXEMPT PAYEE.

SIGNATURE: _________________________________________________________

DATE: ____________________________

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

INSTRUCTIONS:

1. PREFERENCE DEADLINE: FOR ANY PREFERENCE CONTAINED HEREIN TO BE EFFECTIVE, THIS PROPERLY COMPLETED PREFERENCE FORM AND LETTER OF TRANSMITTAL, AND THE RELATED LONG BEACH CERTIFICATE(S) MUST BE RECEIVED BY THE EXCHANGE AGENT AT THE ADDRESS SHOWN ABOVE NO LATER THAN THE PREFERENCE DEADLINE OF 5:00 P.M., EASTERN TIME, ON SEPTEMBER 10, 1999.

    THE EXCHANGE AGENT WILL DETERMINE WHETHER ANY PREFERENCE FORM AND LETTER OF TRANSMITTAL OR ANY OTHER REQUIRED DOCUMENT IS RECEIVED ON A TIMELY BASIS AND WHETHER ANY PREFERENCE FORM AND LETTER OF TRANSMITTAL OR ANY OTHER REQUIRED DOCUMENT HAS BEEN PROPERLY COMPLETED. ANY SUCH DETERMINATION SHALL BE CONCLUSIVE AND BINDING. IF A LONG BEACH STOCKHOLDER DOES NOT MAKE AN EFFECTIVE PREFERENCE BY THE PREFERENCE DEADLINE, HOLDER SHALL BE CONSIDERED TO HAVE MADE A STOCK PREFERENCE. FOR LOST, STOLEN OR DESTROYED LONG BEACH CERTIFICATE(S), SEE INSTRUCTION 2.

2. LOST CERTIFICATES: IF ANY/ALL OF YOUR LONG BEACH STOCK CERTIFICATES ARE LOST, STOLEN, MISPLACED OR DESTROYED, CONTACT AMERICAN STOCK TRANSFER FOR INSTRUCTIONS AT 1-800-937-5419 PRIOR TO SUBMITTING THIS PREFERENCE FORM AND LETTER OF TRANSMITTAL AND OTHER, IF ANY, CERTIFICATE(S) FOR EXCHANGE. AMERICAN STOCK TRANSFER WILL PROVIDE YOU WITH THE NECESSARY DOCUMENTS TO REPLACE YOUR LONG BEACH STOCK CERTIFICATE(S) AND CONFIRM ANY FEES/INSURANCE PREMIUMS PAYABLE.

3. ADDRESS CHANGES: IF YOUR PERMANENT ADDRESS SHOULD BE CHANGED ON OUR RECORDS, PLEASE INDICATE THE NEW, CORRECTED ADDRESS IN ITEM A. AN ADDRESS CHANGE IN ITEM C WILL BE TREATED AS ONE TIME ONLY, SPECIAL INSTRUCTIONS.

4. SIGNATURES: IF THE LONG BEACH STOCK CERTIFICATE(S) TRANSMITTED HEREWITH IS OWNED OF RECORD BY TWO OR MORE JOINT OWNERS, ALL SUCH OWNERS MUST SIGN THIS LETTER OF TRANSMITTAL. IF THE LONG BEACH STOCK IS REGISTERED IN DIFFERENT FORMS OF YOUR NAME (E.G., "JOHN DOE" AND "J. DOE"), YOU SHOULD SIGN AS MANY LETTERS OF TRANSMITTAL AS THERE ARE DIFFERENT REGISTRATIONS. IF THIS LETTER OF TRANSMITTAL IS SIGNED BY TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF CORPORATIONS OR OTHER PERSONS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSONS SHOULD SO INDICATE WHEN SIGNING, AND MUST SUBMIT PROPER EVIDENCE OF THEIR AUTHORITY TO ACT IN SUCH CAPACITY ALONG WITH THE LETTER OF TRANSMITTAL AND CERTIFICATE(S).

5. DEATH OF ONE OR MORE REGISTERED OWNERS: IF ONE OR MORE SHAREOWNERS IS DECEASED, A COURT CERTIFIED COPY OF THE DEATH CERTIFICATE(S) MUST BE SUBMITTED WITH THE EXCHANGE DOCUMENTS. ADDITIONAL DOCUMENTS MAY BE REQUIRED FOR THE EXCHANGE TO BE PROCESSED. IT IS RECOMMENDED THAT YOU CONTACT THE EXCHANGE AGENT PRIOR TO MAILING TO DETERMINE WHICH DOCUMENTS MUST BE SUPPLIED.

6. SIGNATURE GUARANTEE: ITEM E (SIGNATURE GUARANTEE) NEEDS TO BE COMPLETED ONLY IF THE REGISTRATION OF THE NEW CERTIFICATE(S) WILL BE DIFFERENT FROM THE CURRENT REGISTRATION AND IF ITEM B IS ALSO COMPLETED. THE GUARANTEE MUST BE OBTAINED FROM ANY COMMERCIAL BANK, STOCK BROKER, CREDIT UNION OR OTHER FINANCIAL INSTITUTION AUTHORIZED BY THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP). NOTE: NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.

7. SUBSTITUTE FORM W-9: THE REGISTERED OWNER ASSUMING TAX OBLIGATIONS FOR THE ACCOUNT MUST SIGN THE SUBSTITUTE FORM W-9 AND INCLUDE A SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER. PROVIDE ONLY ONE SIGNATURE AND ONLY ONE SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER WHICH MUST BE THAT OF THE REGISTERED OWNER WHO IS ASSUMING TAX OBLIGATIONS FOR THE ACCOUNT.

8. CERTIFICATE ENDORSEMENT: IT IS RECOMMENDED THAT THE ORIGINAL STOCK CERTIFICATE(S) NOT BE ENDORSED OR SIGNED PRIOR TO SUBMITTING TO THE EXCHANGE AGENT FOR PROCESSING WHEN ACCOMPANIED BY A PROPERLY SIGNED AND ENDORSED LETTER OF TRANSMITTAL.

9. DELIVERY OF DOCUMENTS: IT IS RECOMMENDED THAT ALL DOCUMENTS NECESSARY FOR A COMPLETE EXCHANGE (INCLUDING THE LETTER OF TRANSMITTAL AND LONG BEACH STOCK CERTIFICATE) BE SENT VIA REGISTERED MAIL, INSURED FOR 2% OF THE MARKET VALUE. THE MARKET VALUE IS DETERMINED BY MULTIPLYING THE NUMBER OF LONG BEACH SHARES YOU OWN, TIMES $15.50, TIMES 2%.

    THE DOCUMENTS MUST BE DELIVERED ONLY TO THE EXCHANGE AGENT. DO NOT MAIL OR DELIVER THE EXCHANGE DOCUMENTS TO ANY WASHINGTON MUTUAL OR LONG BEACH OFFICE.

10. DIVIDENDS: PAYMENT OF ANY ACCRUED CASH DIVIDENDS WILL BE PAID, WITHOUT INTEREST, AT THE TIME THE SHARES ARE SUBMITTED FOR EXCHANGE.

11. TERMINATION OF MERGER AGREEMENT: IF FOR ANY REASON THE MERGER IS NOT CONSUMMATED OR IS ABANDONED, ALL PREFERENCE FORMS AND LETTERS OF TRANSMITTAL WILL BE VOID AND OF NO EFFECT WHATSOEVER, AND ALL LONG BEACH CERTIFICATES PREVIOUSLY RECEIVED BY THE EXCHANGE AGENT AND THEREAFTER HELD BY THE EXCHANGE AGENT WILL BE RETURNED PROMPTLY BY THE EXCHANGE AGENT TO THE PERSON WHO SUBMITTED SUCH CERTIFICATE(S).

12. PREFERENCE PROCEDURES/ALLOCATION: AS SET FORTH IN THE ENCLOSED PROXY STATEMENT/PROSPECTUS AND AS DESCRIBED ABOVE, BECAUSE THE MERGER AGREEMENT REQUIRES THAT AT LEAST 52% OF THE AGGREGATE MERGER CONSIDERATION CONSIST OF SHARES OF WM STOCK, A LONG BEACH STOCKHOLDER MIGHT NOT RECEIVE THE EXACT CONSIDERATION ELECTED ABOVE. IF TOO MANY LONG BEACH STOCKHOLDERS ELECT CASH, THE ALLOCATION AND PRORATION PROCEDURES SET FORTH IN THE MERGER AGREEMENT AND DESCRIBED IN THE ENCLOSED prospectus WILL BE FOLLOWED BY
    THE EXCHANGE AGENT. THUS, A PREFERENCE INDICATED BY YOU MIGHT NOT BE HONORED UNDER CERTAIN CIRCUMSTANCES. SEE "THE MERGER--MERGER CONSIDERATION" IN THE ENCLOSED prospectus.

13. MISCELLANEOUS: NEITHER WASHINGTON MUTUAL NOR THE EXCHANGE AGENT IS UNDER ANY DUTY TO GIVE ANY LONG BEACH STOCKHOLDER NOTICE OF DEFECTS IN ANY PREFERENCE FORM AND LETTER OF TRANSMITTAL. WASHINGTON MUTUAL AND THE EXCHANGE AGENT SHALL NOT INCUR ANY LIABILITY FOR FAILURE TO GIVE SUCH NOTIFICATION, AND BOTH WASHINGTON MUTUAL AND THE EXCHANGE AGENT HAVE THE ABSOLUTE RIGHT TO REJECT ANY AND ALL PREFERENCE FORMS AND LETTERS OF TRANSMITTAL NOT PROPERLY COMPLETED OR TO WAIVE ANY IRREGULARITIES IN ANY PREFERENCE FORM AND LETTER OF TRANSMITTAL.

   PLEASE ALLOW FOUR TO SIX WEEKS AFTER THE MERGER TO PROCESS THE EXCHANGE AND
                 DELIVER THE WM STOCK CERTIFICATES AND/OR CASH.

QUESTIONS REGARDING YOUR EXCHANGE MAY BE DIRECTED TO THE INFORMATION AGENT AT 1-800-566-9061.